Federated Market Opportunity Fund
(A Portfolio of Federated Equity Funds)
Class A Shares
Class B Shares
Class C Shares
Supplement to the Statement of Additional Information dated December 31, 2003 (Revised February 10, 2004)

Under the subsection entitled "Performance Comparisons" please add the following indexes:

Merrill Lynch 91 Day Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding original issue 2-Year Treasury Note that matures closest to 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the month-end re-balancing date.

Russell 3000 Value Index which measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

S&P 500 Index which is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.





Cusip 314172743
Cusip 314172735
Cusip 314172727
30333(3/04)


                                                                   April 1, 2004